                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 27, 2006
       ------------------------------------------------------------------

                             R&R ACQUISITION IV, INC
             (Exact name of registrant as specified in its charter)

           Delaware                    000-51740               83-0424485
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                    Identification No.)

                                1372 Shermer Road
                           Northbrook, Illinois 60062
                         (Address of principal executive
                           offices including zip code)

                                 (847) 509-3711

                         (Registrant's telephone number,
                              including area code)

                                      N.A.
                                      ----
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

     [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS.

         Effective as of November 27, 2006, James E. Goodwin was appointed a
Director and Co-Chairman of R&R Acquisition IV, Inc. (the "Company"), and will hold the seat until the Company's next annual meeting of stockholders can be held and until his successor is duly elected and qualified. Mr. Goodwin will serve as Director and Co-Chairman along with I. Steven Edelson, who has been appointed a Director and Co-Chairman of the Company on November 17, 2006 and
will hold the seat until the next annual shareholders meeting can be held and until his successor is duly elected and qualified. Mr. Goodwin, at the current time, is not a member of any committee of the board of directors of the Company.
Upon the appointment of Mr. Goodwin, Mr. Arnold Kling's resignation from the
Company's Board of Directors will become effective.

Background of Directors and Officers:

         James E. Goodwin, 62, is currently an independent business consultant.
From March 1999 to October 2001, Mr. Goodwin served as Chairman and Chief
Executive Officer of UAL, Inc., and United Airlines, Inc.. Mr. Goodwin is a
member of the Board of Directors of AAR Corporation, DBS Communications Inc.,
Labe Bank of Chicago and Federal Signal Corporation. In October 2001, Mr.
Goodwin retired from UAL after thirty-four years with the company. During his tenure with UAL, and prior to his role of Chairman and Chief Executive Officer of United, Mr. Goodwin held a number of senior positions within the company, including President and Chief Operating Officer of United Airlines, Inc., Senior
VP of North America, Senior VP of International, Senior VP of Maintenance
Operations, Senior VP of Services and Senior VP of Marketing. Mr. Goodwin holds a Bachelor's Degree in Business from Salem College.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 R&R ACQUISITION IV, INC.
                                                 (Registrant)

     Dated: November 27, 2006
            -----------------

                                                 /s/ I. Steven Edelson
                                                 -------------------------
                                                 I. Steven Edelson
                                                 Chief Executive Officer